UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

Palm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 W. Maude Avenue, Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 617-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 17, 2009, Palm, Inc. (“Palm” or “the Company”) issued a press release and is holding a conference call regarding its financial results for the second quarter of fiscal year 2010, ended November 27, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. Palm makes reference to non-GAAP financial information in both the press release and the conference call.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenues and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis and eliminating the effect of the revenues and direct cost of revenues deferrals under subscription accounting for Palm webOS (Palm Pre and Palm Pixi) products. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance and to provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance and enables investors to more fully understand trends in its current and future performance. In assessing the overall health of its business during the three months ended Nov. 27, 2009 and Nov. 28, 2008, Palm excluded items in the following general categories, each of which are described below:

Subscription Accounting/Deferred Revenues and Deferred Cost of Revenues. Palm began selling Palm Pre smartphones, the first Palm webOS product, during the fourth quarter of fiscal year 2009 and Palm Pixi smartphones during the second quarter of fiscal year 2010. Because Palm may provide unspecified services and additional software products to customers of its Palm webOS products in the future free of charge, GAAP requires that Palm recognize revenues and direct cost of revenues for these products on a straight-line basis over the currently estimated economic product life, or 24 months, with any loss recognized at the time of sale. This accounting treatment results in the deferral of most of the revenues and direct product cost of revenues during the quarter in which Palm webOS smartphones are sold to Palm’s customer. Other costs related to Palm webOS products, including costs for warranty, engineering and sales and marketing, are expensed as incurred. Palm eliminates the effect of subscription accounting (current sales deferred to future periods and the reversal of the current period’s amortization of deferred revenues derived from Palm webOS units shipped in prior periods) to provide more transparency into Palm’s underlying sales trends. Management uses the non-GAAP measure Adjusted Revenues to evaluate growth rate, revenue mix and performance relative to competitors. Management uses the non-GAAP measures of Adjusted Gross Profit and Adjusted Gross Margin to measure operating performance based on current period sales and to facilitate ongoing operating decisions. These financial measures are not consistent with GAAP because they do not reflect deferral of revenues and product costs for recognition in later periods.

While the GAAP results provide insight into Palm’s operations and financial position, management continues to supplement its analysis of its business using the non-GAAP results to review the total revenues, related product costs, warranty and resulting margin for Palm webOS smartphone products sold to customers during the period. Further, management uses the total non-GAAP revenues, related direct product costs, warranty and operating results to forecast future cash flows and to facilitate ongoing and future operating decisions.

Acquisition-related Expenses. Palm excludes amortization of intangible assets resulting from acquisitions to allow more transparent comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of the Palm brand and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results. Additionally, had Palm internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Palm believes the assessment of its operations excluding these amortization costs is relevant to the assessment of internal operations.

Stock-based Compensation. Palm believes that because of the variety of equity awards used by companies, varying methodologies for determining stock-based compensation and the assumptions and estimates involved in those determinations, the exclusion of non-cash stock-based compensation enhances the ability of management and investors to understand the impact of non-cash stock-based compensation on its operating results. Further, Palm believes that excluding stock-based compensation allows for a more transparent comparison of its financial results to previous periods. Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision (Benefit). During the second quarter of fiscal year 2010, Palm’s tax rate consisted primarily of foreign and state cash income taxes, which were more than offset by a federal refund claim. For non-GAAP results, Palm is using the GAAP tax provision (benefit) without adjustments as it primarily reflects the company’s current cash tax activity. Palm believes this is appropriate because management considers the amount of taxes that will be paid when evaluating Palm’s overall business performance, making operational decisions or forecasting and planning future periods. For purposes of calculating its non-GAAP financial measures for the second quarter of fiscal year 2009, Palm excluded the non-cash net impact on the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets. The resulting non-GAAP tax provision, net of this increase, represents amounts that Palm believed it would pay for foreign and state taxes.

Other Expenses. Palm excludes certain other items that are the result of unplanned or unanticipated events or infrequent events to measure its operating performance. Included in these items are restructuring charges, a patent acquisition refund, and an impairment of non-current auction rate securities. In addition, Palm excludes items that recur each quarter relating to the issuance and terms of its preferred stock to allow more transparent comparisons of its financial results to its historical operations and the financial results of peer companies. Included in these items are a mark-to-market adjustment related to its series C derivatives and accretion of convertible preferred stocks. By providing this additional information, Palm believes its management and the users of its financial statements are better able to understand what Palm considers to be its ongoing operations and prospects for the future.

Earnings Before Interest, Taxes, Depreciation and Amortization. EBITDA is defined as earnings before net interest, taxes, depreciation and amortization. Palm considers this measure to be an important indicator of its operational strength to incur and repay indebtedness. Palm excludes net interest and taxes to allow a creditor to assess Palm’s ability to repay different debt instruments. Palm excludes depreciation and amortization because while tangible and intangible assets support Palm’s business, Palm does not believe the related depreciation and amortization costs are directly applicable to Palm’s ability to repay debt. This measure is used by some investors when assessing the performance of the company. In addition, Palm further excludes the other non-GAAP items set forth above to determine Adjusted EBITDA. Palm believes the assessment of its operations further excluding these items and net other income (expense) is relevant to the assessment of internal operations and comparisons to industry performance.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Palm, Inc. issued on December 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.
Date: December 17, 2009
/s/ DOUGLAS C. JEFFRIES
Douglas C. Jeffries
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Palm, Inc. issued on December 17, 2009.

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